UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 14, 2011

Date of Report (date of earliest event reported):

THE HERSHEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive Hershey, Pennsylvania	17033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 14, 2011, The Hershey Company (the “Registrant”) closed its previously announced public offering of $250,000,000 aggregate principal amount of 1.500% Notes due 2016 (the “Notes”). The Notes were issued under an indenture with U.S. Bank National Association, as trustee, dated as of May 14, 2009. The form of Note is attached hereto as Exhibit 4.1 and is incorporated by reference herein. In connection with the offering, the legal opinion as to the validity of the Notes is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of Global Note representing the Registrant’s 1.500% Notes due November 1, 2016

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011

THE HERSHEY COMPANY
(Registrant)

By:	/s/ Burton H. Snyder
Burton H. Snyder
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Form of Global Note representing the Registrant’s 1.500% Notes due November 1, 2016

5.1	Opinion of Simpson Thacher & Bartlett LLP

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

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